                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                        --------------------------------

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to
ss. 240.14a-11(c) or ss. 240.14a-12

                             INFORMATICA CORPORATION
                             -----------------------
                (Name of Registrant as Specified in Its Charter)


                        --------------------------------


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:


                        --------------------------------

                                 [LOGO OMITTED]

                         -------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 28, 2002
                         -------------------------------

To the Stockholders:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Informatica Corporation, a Delaware corporation ("Informatica"), will be held on Tuesday, May 28, 2002 at 3:00 p.m., local time, at Informatica's corporate headquarters, 2100 Seaport Boulevard, Redwood City, CA 94063, for the following purposes:

   1. To elect two Class II directors for a term of three years or until their respective successors have been duly elected and qualified.

   2. To ratify the appointment of Ernst & Young LLP as Informatica's independent auditors.

   3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

     These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

     Only holders of record of Informatica's common stock at the close of business on April 5, 2002, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone (please see your proxy card for instructions) or (3) by mail, using the enclosed paper proxy card and postage-prepaid envelope. For further details, please see the section entitled "Voting" on page two of the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she has voted using the Internet, telephone, or proxy card.



                                              By Order of the Board of Directors
                                                of Informatica Corporation


                                              /s/ Gaurav S. Dhillon
                                              ----------------------------------
                                              Gaurav S. Dhillon
                                              Chief Executive Officer,
                                              Secretary and Director


Redwood City, California
April 16, 2002

--------------------------------------------------------------------------------
 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR BY USING THE INTERNET AS INSTRUCTED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                             INFORMATICA CORPORATION

                                  -------------

                                 PROXY STATEMENT
                                      FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  -------------

                               PROCEDURAL MATTERS


General

     This Proxy Statement is being furnished to holders of common stock, par value $0.001 per share (the "Common Stock"), of Informatica Corporation, a Delaware corporation ("Informatica" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Informatica for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 28, 2002 at 3:00 p.m., local time, and at any adjournment or postponement thereof for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at Informatica's corporate offices, located at 2100 Seaport Boulevard, Redwood City, CA 94063. The telephone number at that location is (650) 385-5000.

     This Proxy Statement, the accompanying form of proxy card and the Company's Annual Report to Stockholders are first being mailed on or about April 16, 2002 to all stockholders entitled to vote at the Annual Meeting.


Stockholders Entitled to Vote; Record Date

     Only holders of record of Informatica's Common Stock at the close of business on April 5, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Such stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting. As of the record date, there were 79,253,282 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. No shares of preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of Informatica's Common Stock, see "Share Ownership by Principal Stockholders and Management."


Quorum; Required Vote

     The presence of the holders of a majority of the shares of Common Stock entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card or voted by telephone or by using the Internet. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the Annual Meeting; however, broker "non-votes" are not deemed to be "votes cast." As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

     Voting by attending the meeting. A stockholder may vote his or her shares in person at the Annual Meeting. A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting.

     Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting. Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Informatica Corporation, 2100 Seaport Boulevard, Redwood City, CA 94063, Attention: Corporate Secretary.

     Voting by telephone or the Internet. A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided.

     When a stockholder votes via the Internet or by telephone, his or her vote is recorded immediately. Informatica encourages its stockholders to vote using these methods whenever possible. If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the Annual Meeting.


Expenses of Solicitation

     Informatica will bear all expenses of this solicitation, including the cost of preparing and mailing this proxy material. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, letter, e-mail, telegram, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. The Company's costs for such services, if retained, will not be material.


Procedure for Submitting Stockholder Proposals

     Requirements for stockholder proposals to be considered for inclusion in the Company's proxy materials. Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the 2003 annual meeting of stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 17, 2002, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act").

     Requirements for stockholder proposals to be brought before an annual meeting. In addition, the Company's Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders. In general, nominations for the election of directors may be made by (1) the Board of Directors, (2) any nominating committee appointed by the Board of Directors or (3) any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.

     The Company's Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or
(3) properly brought before the meeting by any stockholder entitled to vote who has written notice delivered to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

     The "Notice Period" is defined as that period not less than 45 days nor more than 75 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the previous year's annual meeting of stockholders. As a result, the Notice Period for the 2003 annual stockholder meeting will start on February 1, 2003 and end on March 2, 2003.

     If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

     A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Informatica Corporation, 2100 Seaport Boulevard, Redwood City, CA 94063, Attention: Corporate Secretary.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


General

     The Company's Board of Directors is currently comprised of five members who are divided into three classes with overlapping three-year terms. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors. Vincent Worms resigned as a director of the Company on February 15, 2002, which created a vacancy on the Board of Directors. The Board has not nominated a successor for Mr. Worms and no more than two directors shall be elected at the Annual Meeting.


Nominees for Class II Directors

     Two Class II directors are to be elected at the Annual Meeting for a three-year term ending in 2005. The Board of Directors has nominated Diaz H. Nesamoney and A. Brooke Seawell for re-election as Class II directors. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the re-election of Messrs. Nesamoney and Seawell. The Company expects that Messrs. Nesamoney and Seawell will accept such nomination; however, in the event that either such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. The term of office of each person elected as director will continue until such director's term expires in 2005 or until such director's successor has been elected and qualified.

     The Board of Directors recommends a vote "FOR" the nominees listed above.

Information Regarding Nominees and Other Directors


          Nominees for Class II Directors for a Term Expiring in 2005

Name                          Age  Principal Occupation and Business Experience
---------------------------- ----- ----------------------------------------------------------------------
Diaz H. Nesamoney .......... 37    President and Chief Operating Officer of the Company.
                                   Mr. Nesamoney co-founded the Company and has served as President and has been a member of the Board of Directors since the
                                   Company's inception in February 1993. Mr. Nesamoney assumed the additional role of Chief Operating Officer in February 2000. Prior to co-founding the Company, Mr. Nesamoney was employed by Unisys
                                   Corporation from May 1988 to February 1993, where his last position was Development Manager. Mr. Nesamoney holds an
                                   M.S.C.S. degree from Birla Institute of Technology & Science, India.

A. Brooke Seawell .......... 54    General Partner, Technology Crossover Ventures. Mr. Seawell has
                                   been a Director of the Company since December 1997. From
                                   January 1997 to August 1998, Mr. Seawell was Executive Vice
                                   President of NetDynamics, an internet applications server company.
                                   From March 1991 to January 1997, Mr. Seawell was Senior Vice
                                   President and Chief Financial Officer of Synopsys. Mr. Seawell holds a B.A. degree in Economics and an M.B.A. degree in Finance and
                                   Accounting from Stanford University. Mr. Seawell serves on the
                                   Board of Directors of NVIDIA Corporation, a three-dimensional graphics processor company, as well as several privately-held companies.

           Incumbent Class III Directors Whose Terms Expire in 2003


Name                          Age  Principal Occupation and Business Experience
---------------------------- ----- -----------------------------------------------------------------------
Gaurav S. Dhillon .......... 36    Chief Executive Officer and Secretary of the Company. Mr. Dhillon
                                   co-founded the Company and has served as the Chief Executive
                                   Officer and has been a member of the Board of Directors since the
                                   Company's inception in February 1993. Prior to co-founding the
                                   Company, Mr. Dhillon was employed by Sterling Software, a software company, from December 1991 to November 1992, where his last position was Project Manager. Prior to that, he was a Systems
                                   Architect with Unisys Corporation. Mr. Dhillon holds a B.S.E.E.
                                   from Punjab University, India.

David W. Pidwell ........... 54    Venture Partner, Alloy Ventures. Mr. Pidwell has been a Director of the Company since February 1996. From January 1988 to
                                   January 1996, Mr. Pidwell was President and Chief Executive Officer
                                   of Rasna Corporation, a software company. Mr. Pidwell has been a venture partner with Alloy Ventures since 1996 and serves on the boards of directors of a number of private companies. Mr. Pidwell holds a B.S.E.E. in electrical engineering and an M.S.I.S.E. degree in computer systems engineering from Ohio University and has
                                   completed three years of work at Stanford University on a Ph.D. in engineering economic systems.

             Incumbent Class I Director Whose Term Expires in 2004

Name                          Age  Principal Occupation and Business Experience
---------------------------- ----- ----------------------------------------------------------------------
Janice D. Chaffin .......... 47    Vice President and General Manager of Hewlett-Packard
                                   Corporation's Solutions Organization. Ms. Chaffin has been a
                                   Director of the Company since December 2001. From 1996 to the present, Ms. Chaffin has served as General Manager at Hewlett-
                                   Packard Corporation and has also served as a Vice President since
                                   1999. Ms. Chaffin holds a B.A. from the University of California, San
                                   Diego and an M.B.A. from UCLA.


Board Meetings and Committees

     During 2001, the Board of Directors held eight meetings (including regularly scheduled and special meetings), and no directors attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he or she was a member, if any.

     The Board of Directors currently has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing a similar function. The following describes each committee, its current membership, the number of meetings held during 2001 and its function. All members of these committees are non-employee directors.

     Audit Committee. The Audit Committee currently consists of Mr. Seawell, Ms. Chaffin and Mr. Pidwell, each of whom is independent as defined under the rules of the Nasdaq Stock Market. The Audit Committee met four times in 2001. The Board has adopted a written charter for the Audit Committee. The Audit Committee makes recommendations regarding the selection of independent auditors, reviews the results and scope of audit and other services provided by the independent auditors, reviews the Company's accounting principles, its systems of internal accounting controls and procedures to be used in preparing the Company's financial statements, and receives and considers comments from the independent auditors on the Company's internal audit controls and addresses other matters which may come before it or as directed by the Board.

     The Audit Committee also meets with the Company's independent auditors on a quarterly basis, following completion of their quarterly reviews and annual audit and prior to the Company's earnings announcements, to review the results of their work. The Audit Committee also meets with the Company's independent auditors to approve the annual scope of the audit services to be performed.

     Compensation Committee. The Compensation Committee currently consists of Mr. Pidwell and Mr. Seawell. The Compensation Committee met four times in 2001. In addition to holding regular meetings, the Compensation Committee took action by written consent during the course of 2001. The Compensation Committee reviews and approves the compensation and benefits for the Company's executive officers, administers the Company's stock plans and performs such other duties as may from time to time be determined by the Board.


Director Compensation

     Directors do not receive cash compensation for service on the Board of Directors or any committee thereof. Directors are eligible to receive options to purchase the Company's Common Stock pursuant to the Company's 1999 Non-Employee Director Stock Incentive Plan (the "1999 Director Plan"), which provides for annual automatic grants of nonqualified stock options to continuing non-employee directors. Under the 1999 Director Plan, each non-employee director will receive a nonqualified stock option grant of 100,000 shares of the Company's Common Stock upon his or her initial election to the Board of Directors ("Initial Grant"). On the date of each annual stockholders' meeting, each individual who is at the time continuing to serve as a non-employee director will automatically be granted an option to purchase 20,000 shares of the Company's Common Stock ("Subsequent Grant"). All options automati-cally granted to non-employee directors will have an exercise price equal to 100% of the fair market value on the date of grant. Each Initial Grant shall vest and become exercisable in four equal annual installments and each Subsequent Grant shall vest and become exercisable on the first anniversary of the grant date. To date under the 1999 Director Plan, the Company has granted each of Mr. Seawell, Mr. Worms and Mr. Pidwell an option to purchase 20,000 shares of the Company's Common Stock in both 2000 and 2001, for a total of 120,000 shares of Common Stock, and has granted Ms. Chaffin an option to purchase 100,000 shares of the Company's Common Stock.

     In addition to the option grants the non-employee directors receive pursuant to the 1999 Director Plan, the Company granted each of Mr. Seawell, Mr. Worms and Mr. Pidwell an option to purchase 20,000 shares of the Company's Common Stock on December 11, 2001. The options were granted pursuant to the 1999 Stock Incentive Plan.


                                  PROPOSAL TWO

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for fiscal year 2002. Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Notwithstanding its selection, the Board, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interest of Informatica and its stockholders. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Board may reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements since the Company's inception. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" this proposal.


Fee Disclosure

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that year were $331,000.

     Financial Information Systems Design and Implementation Fees. Ernst & Young LLP did not render any services related to financial information systems design and implementation for the year ended December 31, 2001.

     All Other Fees. The aggregate fees billed by Ernst & Young LLP for services rendered to the Company, other than for services described above, for the year ended December 31, 2001 were $671,000. These other services consisted of audit and tax related services, such as review of SEC registration statements, tax compliance and consultations on accounting, financial system security and controls, and tax matters.


            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of Informatica's Common Stock as of March 15, 2002 for the following: (1) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (2) each of the Company's directors; (3) each of the executive officers named in the Summary Compensation Table; and (4) all directors and executive officers of the Company as a group.

                                                        Common Stock                Percentage
Name                                               Beneficially Owned (1)     Beneficially Owned (2)
-----------------------------------------------   ------------------------   -----------------------
T. Rowe Price (3) .............................         10,869,300           13.72%
 100 E. Pratt Street
 Baltimore, MD 21202
Gaurav S. Dhillon (4) .........................          5,056,251            6.38%
Diaz H. Nesamoney (5) .........................          5,026,751            6.34%
AXA (3)
 1290 Avenue of the Americas
 New York, NY 10104 ...........................          4,667,985            5.89%
Putnam Investments, LLC (3)
 One Post Office Square
 Boston, MA 02109 .............................          4,239,881            5.35%
Earl E. Fry (6) ...............................           367,739                *
David W. Pidwell (7) ..........................           283,880                *
Barton S. Foster (8) ..........................           232,082                *
A. Brooke Seawell (9) .........................           220,000                *
Kyle L. Bowker ................................              0                   *
Janice D. Chaffin .............................              0                   *
All directors and executive officers as a group
 (8 persons) (10) .............................         11,186,703           14.12%

----------
*     Less than one percent of the outstanding Common Stock.

(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares over which the individual or entity has voting power or investment power and any shares of Common Stock that the individual has the right to acquire within 60 days of March 15, 2002 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) The total number of shares of Common Stock outstanding as of March 15, 2002 is 79,249,432.

(3)   This information was obtained from filings made with the SEC pursuant to
      Section 13(g) of the Exchange Act.

(4) Includes 1,091,791 shares subject to options exercisable within 60 days of March 15, 2002. The Gaurav Dhillon Charitable Remainder Trust, of which Mr. Dhillon is the trustee, is the record holder of 150,000 of these shares. The Gaurav Dhillon Living Trust dated December 18, 2000, of which Mr. Dhillon is also trustee, is the record holder of 701,836 of these shares.

(5) Includes 1,091,791 shares subject to options exercisable within 60 days of March 15, 2002.

(6) Includes 364,040 shares subject to options exercisable within 60 days of March 15, 2002.

(7) Includes 20,000 shares subject to options exercisable within 60 days March 15, 2002. The remaining 263,880 shares are held of record by the Pidwell Family Living Trust dated June 25, 1987, of which Mr. Pidwell is trustee.

(8) Mr. Foster is no longer an executive officer of the Company effective March 20, 2002 but will continue in the Company's employment until July 31, 2002. Includes 232,082 shares subject to options exercisable within 60 days of March 15, 2002.

(9) Consists solely of shares subject to options exercisable within 60 days of March 15, 2002.

(10) Includes 3,019,704 shares subject to options exercisable with 60 days of March 15, 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders"), to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC and the Nasdaq Stock Market. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.


     Based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required to be filed during 2001, the Company believes that its executive officers, directors and 10% Stockholders have complied with all Section 16(a) filing requirements applicable to them, with the following exceptions:

    o Barton Foster filed a late Form 4 reporting one transaction in August
      2001.

    o David Pidwell filed a late Form 4 reporting an exercise of stock options in May 2001. Mr. Pidwell also filed a Form 5 in February 2001 to report three transactions required to be, but not previously, reported on Form 4.

    o Clive Harrison, a former executive officer of the Company, filed a Form 5 in February 2001 to report five transactions required to be, but not previously, reported on Form 4.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is currently composed of Mr. Pidwell and Mr. Seawell. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                         EXECUTIVE OFFICER COMPENSATION


Summary Compensation Table

     The following table sets forth information concerning compensation received by the Chief Executive Officer and each of the four most highly compensated executive officers during the last fiscal year for services rendered to the Company in all capacities for the three years ended December 31, 2001 (the "Named Executive Officers"):


                                                                                 Long-Term
                                                                            Compensation Awards
                                                                       ------------------------------
                                                                         Number of
                                         Annual Compensation              Shares
                                 -----------------------------------    Underlying       All Other
Name and Principal Position       Year     Salary ($)     Bonus ($)       Options       Compensation
------------------------------   ------   ------------   -----------   ------------   ---------------
Gaurav S. Dhillon ............   2001        247,083            --        100,000          49,257(1)
 Chief Executive Officer,        2000        215,000       142,000        178,000              --
 Secretary and Director          1999        150,000        90,000        200,000              --
Diaz H. Nesamoney ............   2001        247,083            --        100,000          58,714(2)
 Chief Operating Officer,        2000        215,000       142,500        178,000              --
 President and Director          1999        150,000        90,000        200,000              --
Kyle L. Bowker ...............   2001         93,750       125,000        500,000           5,107(3)
 Executive Vice President,       2000             --            --             --              --
 Worldwide Field Operations      1999             --            --             --              --
Earl E. Fry ..................   2001        218,333        12,500         55,000          10,697(4)
 Chief Financial Officer,        2000        200,000        75,000             --              --
 Senior Vice President           1999             --            --        720,000              --
Barton S. Foster (5) .........   2001        300,000         6,250             --          10,697(6)
 Senior Vice President,          2000        162,500        65,000        550,000              --
 Worldwide Marketing             1999             --            --             --              --

----------
(1) This amount includes vacation pay of $40,952, $1,500 in 401(k) retirement plan contributions, $360 in life insurance premiums, and $6,445 in medical and disability plan payments.

(2) This amount includes vacation pay of $49,222, $1,500 in 401(k) retirement plan contributions, $360 in life insurance premiums, and $7,632 in medical and disability plan payments.

(3) This amount includes $1,500 in 401(k) retirement plan contributions, $360 in life insurance premiums, and $3,247 in medical and disability plan payments.

(4) This amount includes $1,500 in 401(k) retirement plan contributions, $360 in life insurance premiums, and $8,837 in medical and disability plan payments.

(5) Mr. Foster is no longer an executive officer of the Company effective March 20, 2002.

(6) This amount includes $1,500 in 401(k) retirement plan contributions, $360 in life insurance premiums, and $8,837 in medical disability plan payments.

Option Grants in Last Fiscal Year


     The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2001.


                                                   Individual Grants
                              ------------------------------------------------------------   Potential Realizable Value at
                                Number of       % of Total                                      Assumed Annual Rates of
                                  Shares          Options                                      Stock Price Appreciation for
                                Underlying      Granted to        Exercise                            Option Term (4)
                                 Options       Employees in      Price Per      Expiration   ------------------------------
Name                           Granted (1)       Year (2)          Share         Date (3)          5%             10%
---------------------------   -------------   --------------   -------------   -----------   -------------   --------------
Gaurav S. Dhillon .........      100,000            2.60         $ 17.0625       3/12/11      $1,073,052      $2,719,323
Diaz H. Nesamoney .........      100,000            2.60         $ 17.0625       3/12/11      $1,073,052      $2,719,323
Kyle L. Bowker ............      500,000           13.00         $  7.56         8/16/11      $2,377,222      $6,024,347
Earl E. Fry ...............       55,000            1.43         $ 17.0625       3/12/11      $  590,178      $1,495,628
Barton S. Foster ..........           --             --                 --            --              --              --

----------
(1) The options in this table are incentive stock options or nonstatutory stock options granted under the 1999 Stock Incentive Plan and 1999 Director Plan, as applicable, and have exercise prices equal to the fair market value of the Company's Common Stock on the date of grant. All such options have ten-year terms and vest over a period of four years at a rate of 2.03% each month.

(2) The Company granted options to purchase 3,847,350 shares of Common Stock in the year ended December 31, 2001.

(3) The options in this table may terminate before their expiration upon the termination of optionee's status as an employee or consultant or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or "option spread" that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options' ten-year term at assumed annual rates of 5% and 10%. Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company's estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option, and there can be no assurance that the potential realizable values shown in this table will be achieved.

Option Exercises and Holdings

     The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares of the Company's Common Stock subject to both exercisable and unexercisable stock options as of December 31, 2001. Also reported are values for "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 2001.


                                                          Number of Shares Underlying          Value of Unexercised
                                                            Unexercised Options at           In-The-Money Options at
                              Shares                               Year-End                        Year-End(1)
                           Acquired on       Value      -------------------------------   ------------------------------
Name                         Exercise       Realized     Exercisable     Unexercisable     Exercisable     Unexercisable
-----------------------   -------------   -----------   -------------   ---------------   -------------   --------------
Gaurav S. Dhillon .....           --             --       1,025,332         252,668       $12,631,321       $  914,679
Diaz H. Nesamoney......           --             --       1,025,332         252,668       $12,631,321       $  914,679
Kyle L. Bowker ........           --             --              --         500,000                --       $3,475,000
Earl E. Fry ...........           --             --              --              --                --               --
Barton S. Foster ......       20,000       $141,133              --              --                --               --

----------
(1) The market value of underlying securities is based on the closing price of the Company's Common Stock on December 31, 2001 (the last trading day of 2001)


Employment Arrangements

     Pursuant to the terms of his offer of employment with the Company, Kyle L. Bowker, Informatica's Executive Vice President, Worldwide Field Operations, will receive a severance package equivalent to his gross base salary compensation for a period of six months and continued vesting of his outstanding stock options for a period of six months after either (i) he is terminated without cause or (2) there is a change in control of Informatica and Mr. Bowker is not offered a substantially similar position with the surviving company. The full terms of Mr. Bowker's offer of employment are set forth in
Exhibit 10.16 to the Company's Form 10-K for the year ended December 31, 2001 filed with the SEC.


                          TRANSACTIONS WITH MANAGEMENT

     Mr. Foster entered into a Stock Option Pledge Agreement with the Company on May 21, 2001 while he was an executive officer of the Company. Pursuant to this agreement, Mr. Foster delivered a Promissory Note to the Company in exchange for loan proceeds from the Company in the amount of $150,000. The loan is secured by Mr. Foster's option to purchase 530,000 shares of the Company's Common Stock. The interest rate on the principal amount of the loan is 4.25% per annum and the Promissory Note is payable in full on July 1, 2002. Pursuant to the terms of a Separation Agreement between the Company and Mr. Foster dated March 22, 2002 (the "Separation Agreement"), the Promissory Note is payable in full on October 31, 2002, if Mr. Foster is able to realize or would have been able to realize (for five consecutive trading days) net proceeds of at least $150,000 from the exercise and sale of shares of Common Stock subject to his stock option. Otherwise, the loan will be forgiven in full.

     Mr. Foster also entered into an Agreement on the Forgiveness of Employee Loan with the Company on September 13, 2001. Pursuant to this agreement, Mr. Foster delivered a Promissory Note to the Company in exchange for loan proceeds from the Company in the amount of $150,000. The interest rate on the principal amount of the loan is 3.82% per annum. This loan, including accrued interest, has been forgiven in full pursuant to the terms of the Separation Agreement.

     Mr. Fry, an executive officer of the Company, entered into an Agreement on the Forgiveness of Employee Loan with the Company on September 13, 2001. Pursuant to this agreement, Mr. Fry delivered a Promissory Note to the Company in exchange for loan proceeds from the Company in the amount of $150,000. The interest rate on the principal amount of the loan is 3.82% per annum. Pursuant to the terms of this transaction, Mr. Fry's loan will be forgiven in pro rata quarterly installments over a period of two years so long as he remains an employee of the Company.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

     With respect to the Company's financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company's consolidated financial statements. The independent auditors are responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Board of Directors has determined that each member of the Audit Committee is "independent" as required by the listing standards of the Nasdaq National Market. The Board of Directors has adopted a written charter for the Audit Committee. In the performance of its oversight function, the Audit Committee has:

    o reviewed and discussed the audited financial statements with management;


    o discussed with Ernst & Young LLP, its independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect;

    o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect;

    o considered whether the provision of information technology consulting services relating to financial information systems design and implementation and other non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence and has discussed with Ernst & Young LLP the auditors' independence.

     Based upon the reports and discussions described in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.



                                        AUDIT COMMITTEE OF
                                        THE BOARD OF DIRECTORS



                                        David W. Pidwell
                                        A. Brooke Seawell
                                        Janice D. Chaffin

                     REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee was formed in March 1999 and currently consists of Messrs. Seawell and Pidwell. The Compensation Committee generally reviews and approves the Company's executive compensation policies, including the base salary levels and target incentives for the Company's executive officers at the beginning of each year, and approves the performance objectives of the executive officers in their areas of responsibility. The Compensation Committee also administers the Company's stock plans, including the Company's 1999 Stock Incentive Plan, the 2000 Employee Stock Incentive Plan (the "2000 Stock Plan") and the 1999 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of Informatica or any of its subsidiaries. Certain meetings of the Compensation Committee are also attended by Mr. Dhillon, Mr. Nesamoney and Earl Fry, who provide background and market information and make recommendations to the Compensation Committee on salary levels, officer performance objectives, and corporate financial goals. However, Mr. Dhillon, Mr. Nesamoney, and Mr. Fry are not entitled to vote on any actions taken by the Compensation Committee.


Executive Officer Compensation Programs

     The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans. The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

     Base Salaries. Salaries for the Company's executive officers are determined primarily on the basis of the executive officer's level of responsibility, general salary practices of peer companies and the officer's individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer's on-going duties, general changes in the compensation peer group in which the Company competes for executive talent, and the Company's financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

     Incentive Bonuses. The Compensation Committee believes that a cash incentive bonus plan can serve to motivate the Company's executive officers and management to address annual performance goals, using more immediate measures for performance than those reflected in the appreciation in value of stock options. The bonus amounts are based upon recommendations by management and a subjective consideration of factors including such officer's level of responsibility, individual performance, contributions to the Company's success and the Company's financial performance generally.

     Stock Option Grants. Stock options may be granted to executive officers and other employees under the 1999 Stock Incentive Plan or the 2000 Stock Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company's long-term performance which the Company believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer's ability to influence the Company's long-term growth and profitability. However, neither the 1999 Stock Incentive Plan nor the 2000 Stock Plan provides any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance of the executive officer.

     In July 2001, the Board approved a voluntary stock option exchange program for the Company's employees (the "Exchange Program") because the Board determined that existing options no longer had sufficient value to motivate and retain the Company's employees in the current market environment. Under the Exchange Program, eligible employees, including Mr. Fry and Mr. Foster, were given the opportunity to cancel outstanding options to purchase the Company's Common Stock that were previously granted to them in exchange for a new non-qualified stock option grant for an equal number of shares of the Company's Common Stock to be granted at least six months and one day from the cancellation date of the exchanged options. No members of the Company's Board of Directors or executive officers, other than Mr. Fry and Mr. Foster, were eligible for the Exchange Program. On March 15, 2002, replacement options were granted to participating employees under the Exchange Program.


     Other Compensation Plans. The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. The Company also provides a 401(k) deferred compensation plan.


     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code ("IRC") disallows a deduction by the Company for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Because the compensation paid to executive officers has not approached the limitation, the Compensation Committee has not had to use any of the available exemptions from the deduction limit with regard to such officers' compensation. The Compensation Committee remains aware of the IRC Section 162(m) limitations, and the available exemptions, and will address the issue of deductibility when and if circumstances continue to warrant the use of such exemptions.


Chief Executive Officer Compensation

     The compensation of the Chief Executive Officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Dhillon's base salary for the year ended December 31, 2001 was $247,083. Mr. Dhillon's base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Mr. Dhillon's base salary was below the median of the base salary range for Chief Executive Officers of comparable companies. Mr. Dhillon received an option to purchase 100,000 shares of the Company's Common Stock and no bonus for the year ended December 31, 2001.



                                        COMPENSATION COMMITTEE OF
                                        THE BOARD OF DIRECTORS


                                        David W. Pidwell
                                        A. Brooke Seawell

                      COMPANY STOCK PRICE PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on the Company's Common Stock with the cumulative total return of the Nasdaq National Market (U.S. Companies) Index and the Nasdaq Computer and Data Processing Services Group Index. The graph assumes that $100 was invested on April 28, 1999 (the date of the Company's initial public offering) in the Company's Common Stock and in each of the indices discussed above, including reinvestment of dividends. No dividends have been declared or paid on the Company' Common Stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.


                      COMPANY STOCK PRICE PERFORMANCE GRAPH

     12/31/01              76.601              71.212        205.437
     11/30/01              75.950              67.759        188.447
     10/31/01              66.486              59.729        131.247
      9/28/01              58.926              51.379         55.925
      8/31/01              70.867              60.827        108.452
      7/31/01              79.532              73.713        117.089
      6/29/01              84.935              84.003        245.788
      5/31/01              82.715              79.393        264.902
      4/30/01              82.815              79.262        357.497
      3/30/01              72.064              64.514        188.489
      2/28/01              83.807              78.202        338.029
      1/31/01             108.250             102.236        437.137
     12/29/00              96.540              88.429        560.144
     11/30/00             101.955              95.084        494.662
     10/31/00             132.332             131.089        668.979
      9/29/00             144.173             143.203        660.130
      8/31/00             165.698             156.674        707.914
      7/31/00             148.182             139.026        566.332
      6/30/00             156.675             154.818        580.051
      5/31/00             133.273             127.617        284.936
      4/28/00             151.555             145.362        296.885
      3/31/00             180.188             189.664        543.763
      2/29/00             183.984             200.846        607.037
      1/31/00             154.576             169.563        331.389
     12/31/99             160.502             192.045        376.526
     11/30/99             131.563             142.539        257.950
     10/29/99             117.295             122.713        255.741
      9/30/99             108.591             114.138        179.640
      8/31/99             108.442             108.586        198.655
      7/30/99             104.043             103.110        184.610
      6/30/99             105.953             109.599        126.009
      5/28/99              97.229              97.590         84.950
      4/30/99             100.000             100.000        100.000
---------------------------------------------------------------------

                      -----------------------------------
                       Nasdaq Stock Market (U.S.)
                       Nasdaq Computer & Data Processing
                       Informatica Corporation
                      -----------------------------------

                                 OTHER MATTERS


     The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote shares they represent in accordance with their own judgment on such matters.


     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.


                                        THE BOARD OF DIRECTORS



Redwood City, California
April 16, 2002

INFORMATICA CORPORATION
2100 SEAPORT BOULEVARD
REDWOOD CITY, CALIFORNIA 94063
ATTN: LEGAL DEPARTMENT


VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.


VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.


VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Informatica Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK:                   INFORMATICA                 KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------------
                                 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.         DETACH AND RETURN THIS PORTION ONLY
---------------------------------------------------------------------------------------------------------------------------------
INFORMATICA CORPORATION
                                                                                                                             ----
                                                  For   Withhold  For All    To withhold authority to vote, mark "For All Except"|
                                                  All     All     Except     and write the nominee's number on the line below.   |
   1. Election of Class II Directors

      Nominee:     01) Diaz H. Nesamoney          [ ]     [ ]     [ ]        ----------------------------------------------------

                   02) A. Brooke Seawell
                                                                                                             For   Against  Abstain
   2. Ratification of appointment of Ernst & Young LLP as independent auditor of Informatica for the year
      ending December 31, 2002.                                                                              [ ]     [ ]      [ ]

   STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED, WHICH
   REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


   MARK HERE FOR ADDRESS CHANGE AND NOTE ON THE RIGHT   [ ]








   NOTE: Please sign exactly as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

   ---------------------------------- -----             ------------------------------------ -------


   ---------------------------------- -----             ------------------------------------ -------
   Signature [PLEASE SIGN WITHIN BOX] Date               Signature (Joint Owners)             Date
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                     Proxy

                            INFORMATICA CORPORATION

                 PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS


         The undersigned stockholder of Informatica Corporation, a Delaware corporation ("Informatica"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 16, 2002, and hereby appoints Gaurav S. Dhillon and Earl D. Fry, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Informatica to be held on Tuesday, May 28, 2002 at 3:00 p.m. local time at Informatica's corporate offices located at 2100 Seaport Boulevard, Redwood City, California 94063 and at any adjournment or postponement thereof, and to vote all shares of Common Stock of Informatica held of record by the undersigned on April 5, 2002, as hereinafter specified upon the proposals on the reverse side.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INFORMATICA CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2002. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE,SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS STATED ON THE REVERSE SIDE, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THESE PROPOSALS.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

-------------------------------------------------------------------------------